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                               THE PARNASSUS FUND
                      Quarterly Report, September 30, 2001
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                                                                November 5, 2001

Dear Shareholder:

     As of September 30, 2001, the net asset value per share (NAV) of the Parnassus Fund was $37.19 so the overall return for the third quarter was a loss of 8.17%. No one likes to lose money and a loss of 8.17% may not sound great to most of you, but I would like to point out that it sounds pretty good when you compare it to a loss of 14.68% for the S&P 500 and a loss of 30.60% for the Nasdaq. The average diversified U.S. stock fund lost 17.83% in the quarter and the average multi-cap value fund (our category) lost 12.52% according to Lipper, so we beat those benchmarks as well.

     For the year-to-date, the Parnassus Fund is down 5.18% compared to a loss of 20.39% for the S&P and a loss of 39.20% for the Nasdaq. The average multi-cap value fund followed by Lipper was down 11.40% year-to-date. Since the first of the year, then, we've been able to avoid the worst effects of the bear market.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the average multi-cap value fund followed by Lipper over the past one, three, five and ten-year periods. The total return figures are reduced by the amount of the maximum sales charge (3.5%) while the overall return figures give investment performance only. The performance figures for the average multi-cap value fund do not deduct any sales charges that may apply.



------------------------------------------------------------------------------------------------------------------------------------
Periods Ending        Average Annual        Average Annual           S&P 500      Lipper Multi-Cap    Nasdaq
September 30, 2001     Total Return         Overall Return            Index        Value Average        Index
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
One Year                 (15.49%)              (12.42%)              (26.62%)          (7.83%)        (59.08%)
Three Years               25.86%                27.36%                 2.04%            7.31%          (3.74%)
Five Years                15.78%                16.61%                10.22%            9.55%           4.41%
Ten Years                 15.06%                15.47%                12.67%           12.69%          11.02%
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
Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses subtracted from its return, but mutual funds do.



     As you can see from the table, we're substantially ahead of both the S&P and the Nasdaq for all periods. Except for the one-year period, we're also ahead of the average multi-cap value fund followed by Lipper for all periods. The reason we underperformed the average multi-cap value fund for the last twelve months is that last year the Parnassus Fund held up better than most value funds until the last quarter of 2000; our decline came in the fourth quarter. Other funds that already dropped earlier in the year held more of their value in the fourth quarter so they look better when measured from 9/30/00. For the year-to-date, though, the Parnassus Fund has only lost 5.18% while the average multi-cap value fund followed by Lipper dropped 11.40%. It is also worth noting that for the three years ending 9/30/01, the Parnassus Fund has outperformed all the other 350 multi-cap value funds.*

* For the one, three, five and ten-year periods ending 9/30/01, the Parnassus Fund finished #343 of 493 funds, #1 of 351 funds, #3 of 221 funds and #9 of 86 funds, respectively.

ANALYSIS
     The main reason we went down substantially less than the market during the third quarter was the fact that over 60% of our assets were in cash. (Technically, they weren't in cash, but rather in short-term money market securities that paid interest at a rate slightly less than 4%. For purposes of discussion, we'll refer to these short-term investments as "cash.") The S&P 500 dropped 14.68% for the quarter so if the stocks we held performed like the market, the Fund should have dropped only 40% of that amount or 5.87%. We actually dropped 8.17% so what explains the difference? There were two factors involved.

     First, the 40% of our portfolio invested in stocks had substantially more technology issues than the S&P. In fact, the invested portion of our portfolio looked more like the Nasdaq. The Nasdaq dropped 30.60% during the quarter and 40% of that is a loss of 12.24% compared to our actual loss of 8.17% so we had a substantial edge over that benchmark.

     The other reason our invested portfolio lost ground compared to the S&P was a substantial drop in one of our larger holdings, Redback Networks, a manufacturer of routers and telecommunications products. Redback dropped 83.7% during the quarter as its price plunged from $8.92 to $1.45. We also own the Redback convertible debenture which dropped 40.2% during the quarter going from
58.1 to 34.8. The stock decline translated into a drop of $1.15 on the NAV while the convertible bond accounted for a drop of 21 cents. Together, that meant a loss of $1.36 on the NAV or an amazing 3.36% loss for the Fund during the quarter. Had we held cash instead of the Redback securities, even our invested portfolio would have declined less than the S&P 500 Index.

     Why, then, you might be asking, did we invest in Redback when everything else we did in the quarter seemed to come out right? The answer is that Redback is trading far below its intrinsic value and in a rational market should never have been down to $1.45 a share. We're still comfortable with our Redback position and we expect our future returns from Redback to be very attractive.

     Redback traded over $185 per share in March of 2000. Superior technology and enormous spending for capital equipment in the telecommunications industry pushed Redback up to levels many times its intrinsic value. We calculated an intrinsic value of $25 a share for Redback so at one point it was trading at over seven times our estimate of its worth. By May of 2001, Redback had dropped below $25 a share and we became interested in the company. We were tempted when the stock hit $16 in June, but we wisely resisted temptation. However, when the stock dropped below $12, we bought a few shares. Much to our surprise, the stock kept dropping. We kept buying and now we own two million shares at an average cost of $7.44.

     Just as investors had pushed Redback to prices many times above its intrinsic value when times were good, they also pushed the stock down to prices far below its intrinsic value when times were tough. We have thoroughly researched the company and its technology and we think there's much more value in the stock than shown by its current quotation. Kevin DeNuccio, the company's new CEO, was a senior marketing executive at Cisco. Given his contacts and experience, we think he will be able to make a dramatic impact on sales. For these reasons, we're adding to our position.

     Five other issues accounted for a drop of 20 cents each or more in the NAV. With one exception, we think these companies are all undervalued and will come back sometime next year. Cisco Systems dropped 33.1% to $12.18 a share for a loss of 32 cents on the NAV. A sharp drop in telecommunications spending caused Cisco's shares to fall, but just as Cisco was overvalued last year, it's way undervalued this year.

     Intel dropped 30.3% to $20.39 a share for a loss of 28 cents on the NAV. Sharply reduced sales of personal computers and cellular telephones meant less demand for semiconductors. When demand picks up next year, Intel shares should climb much higher.

     Charles Schwab dropped 27.0% to $11.50 for a decrease of 24 cents on the NAV. Greatly reduced trading by individual investors has clouded Schwab's immediate future, but when the market comes back, so will Schwab.

     Corning suffered a loss of 47.2% as its stock dropped to $8.82 for a decline of 21 cents on the NAV. Corning makes optical fiber so it has been affected by the drop in capital spending for telecommunications. So much excess fiber has been installed that we don't think Corning's sales will come back until a long time after that of most other telecommunications suppliers. For that reason, we have sold the stock.

     Adaptec provides hardware and software that moves data from the central processing unit of personal computers to peripheral equipment such as disk drives. Lower PC sales caused the stock to drop 20.9% to $7.86 for a loss of 21 cents on the NAV. Adaptec's stock will come back when sales of PCs start growing again.

     Despite the difficult conditions in the third quarter, four of our stocks actually made positive contributions to the NAV. The most interesting one was LSI Logic, a manufacturer of semiconductors. Although the stock fell 37.5% to $11.75 during the quarter, the company made a positive contribution of 25 cents to the NAV. The reason was that we sold our entire position at an average price of $22.69 while LSI started the quarter at $18.80. Subsequently, we have started buying back LSI at an average cost of $11.36 since we think the company is way undervalued and will achieve significant gains once the economy comes out of the recession.

     Roxio, the company that makes software for recording or "burning" compact discs (CDs), gained 24.7% as its stock climbed to $15.72 at the time we sold it. Genentech, the biotechnology company, gained 8.4% as its stock went to $44 for a gain of 5 cents on the NAV. Illinois Tool Works, a manufacturer of industrial fasteners and other products, saw its stock price increase to $54.11 a share from our cost of $49.83 when we bought it during the quarter.




OUTLOOK AND STRATEGY
     To understand our current strategy, we need to look back and see why we've done so well in the recent past. As you can see from the table on the first page, we've beat the S&P 500 by substantial margins over the past one, three, five and ten-year periods. The most striking finding is performance for the last three years when the Parnassus Fund averaged an overall return of 27.36% per year compared to only 2.04% per year for the S&P. On a cumulative basis, that amounts to a return of 106.61% for the three-year period compared to only 6.25% for the S&P. Clearly, we won't be beating the S&P by that kind of margin for each three-year period, but the results do show what can happen if everything goes right for us.

     The reason we did so well over the past three years is that we were fully invested with a concentration in technology issues when the market was going up. As the market moved down in 2000, we sold off most of our technology stocks and went into cash and more conservative investments.

     After dropping sharply in the middle of 1998, the Fund rose 44.61% in the fourth quarter of 1998 compared to a gain of 21.30% for the S&P. For all of 1999, the Parnassus Fund had a return of 47.74% compared to 21.04% for the S&P. In 2000, the Fund gained 1.98% while the S&P lost 9.10%. For the first three quarters of 2001, the Fund lost 5.18% compared to a loss of 20.39% for the S&P.

     The key point here is that we were able to keep our gains from late 1998 and all of 1999 by avoiding most of the downdraft of 2000 and 2001. Avoiding negative compounding can increase long-term gains by a remarkable margin.

     There's no way anyone can time the market accurately on a consistent basis. In fact, what we've done over the past three years is not really market-timing. Rather, we bought stocks in late 1998 because the values were compelling and we sold in late 2000 and early 2001 because we thought stock prices were too high.

     Our decision to go into 60% cash was not based on a market-timing strategy, but rather on common sense. We looked at the market in late 2000 and early 2001 and we saw valuation levels very high in comparison to historical ratios of price to sales, earnings and net worth. We also saw that business conditions were not very good and it appeared to us that the economy was going into a recession. Given this situation, it made sense to withdraw the major portion of our assets from the equity market.

     As this report is being written in mid-October, stock prices have come down substantially from a year ago. Many stocks are even undervalued. We're starting to put our cash to work now and by the time you receive this report in early November, the Fund should be substantially invested.

     There's no way to pinpoint the bottom of the market, but my guess is that the lows will come over the next couple of months. There are four reasons why we think so. First, October will see very weak third quarter earnings reports which should move the market lower. These same reports will probably include forecasts for even weaker fourth quarter earnings. Second, we think the economy entered a recession in April of 2001 and should be coming out of the recession by May of 2002. Since the stock market tends to hit bottom about six months before the economy starts growing again, that would mean a bottom in November. Third, most tax-loss selling by mutual funds will be over by the end of October. Finally, the historical pattern has been for most stock market gains to come in the November-April period and fewer gains and most losses tend to occur in the May-October period. If the current period is typical, the worst of the losses should be over by November.

     This leads to the question of what individual shareholders should do now. If you agree with my analysis, you may want to consider what I'm planning to do personally.

     First, let me talk about the Fund's dividend and the tax consequences. Each year in December, the Fund makes a distribution of both capital gains realized during the year and income dividends. This year, we've changed the procedure and we'll be making the capital gain distribution as of November 13, but the income distribution will still be made in late December--probably as of December 27. (We estimate the income dividend to be about 72 cents per share.) IRS regulations require mutual funds to pay out to shareholders all income and capital gains realized during the year. The Fund itself pays no taxes, but shareholders do.

     When a dividend is paid, the NAV of the Fund declines a similar amount so there is no economic change. Your shares will be worth less, but you will have more shares so the value of your account will be the same. (Don't worry when you see the NAV drop sharply in the newspaper because you will be getting new shares to make up for the decline.)

     All shareholders receive the same dividend on the same date even if you invested only recently. Because of this, we recommend that shareholders don't put any new money into the Fund until after the dividend is paid (i.e. the "ex-dividend" date). Otherwise, a shareholder would pay taxes on phantom gains if he or she bought into the Fund in late October or early November.

     We expect to pay a capital gain dividend estimated to be about $4.00 per share to shareholders of record on November 13. Although the Fund's performance has been about flat for the year, there is still a capital gain dividend from stocks we sold this year that we purchased in previous years. The entire gain will be long-term so federal income taxes will be a maximum of 20%.

     Now getting back to individual strategy, I'm planning to make a substantial investment to my account on November 14. That way, I avoid the distribution on the new investment and I add to my investment at a level that I think is fairly close to the bottom. Of course, there's no guarantee that the NAV won't drop further, but I'm taking a calculated risk based on the analysis outlined above.

COMPANY NOTES
     I'm very happy with the record of most American corporations in making substantial contributions to disaster relief after the events of September 11. Companies making donations are too numerous to mention here, but let me just say that socially responsible companies have been at the forefront. One interesting policy is in place at Lam Research Corporation, a Silicon Valley-based manufacturer of equipment for use in making semiconductors. We don't currently have Lam in the portfolio, but we have in the past and we plan to invest in Lam in the future. The company will match all employee contributions to aid victims of the attacks up to $100,000 and will make additional contributions to select charities of $100,000. I like the policy of a company's matching employee contributions since it encourages staff charity and gives workers a voice in how corporate contributions are made.

     We have a similar program at Parnassus Investments where we match employee charitable contributions on a two-to-one basis. It has worked well for all of us over the years.

     The Federal Home Loan Mortgage Corporation, better known as Freddie Mac, launched a "Summer of Homeownership" in which it helps to rehabilitate empty, foreclosed homes and provide ownership to low and moderate-income people. For example, in Baltimore, Freddie Mac is working with the St. Ambrose Housing Aid Center to acquire federally- foreclosed properties that have been vacant for at least six months, renovate them and then sell them to low and moderate-income families. Key Bank and Trust will provide mortgage financing. There will also be financing to construct new in-fill housing in these neighborhoods.

     The October issue of Working Mother magazine named Genentech one of the "100 Best Companies for Working Mothers." It was the tenth time the company has made the list.




PROFILES
     We have a new intern for the fall. Gloria Lee is a graduate of the University of Southern California where she received a Bachelor of Arts in Health Sciences and was a member of the honor society. While in college, she also took courses in security analysis and financial accounting. She also holds Master's degrees in psychology and education from Columbia University's Teachers College. Gloria's work experience includes time as a group facilitator at UCLA Neuropsychiatric Institute, a research assistant at Columbia, an educational consultant and a finance associate at Merrill Lynch.

     For this month's staff profile, we've chosen William Fraser who works in our shareholder service department. Bill was born in Brooklyn, New York, moved to Staten Island when he was four years old and then moved with his parents to Dallas, Texas where he attended high school. He went to the University of Texas in Austin where he majored in economics. After graduation, he visited his parents who had moved to the San Francisco Bay Area. He fell in love with San Francisco and moved here in 1992. His first job was with a small brokerage firm before moving to Parnassus Investments in 1993.

     At Parnassus Investments, we've found Bill to be an invaluable staff member. He's very versatile, good with people and very capable from a technical standpoint. Bill is equally competent in computer networking, broker relations and helping our shareholders. We're very fortunate to have him as a staff member.

     He likes to travel and has recently visited Hawaii and the Hearst Castle in San Simeon, California. He keeps fit by working out at the gym and by swimming. He also enjoys attending plays and rock concerts and going out to many of San Francisco's excellent restaurants. He lives in an apartment near San Francisco's waterfront--within walking distance of our offices.

CONSEQUENCES OF THE EVENTS OF SEPTEMBER 11
     A number of shareholders have asked me what effect the terrorist attacks of September 11 will have on the economy. Short-term, I'm somewhat pessimistic. I think the attacks will cause a deeper recession than we otherwise would have had. The effects on the airline industry, the hotel industry and the entire travel industry will combine with widespread layoffs to cast a pall over the economy.

     Longer-term, I'm very optimistic. Although I think the recession will be deeper than it otherwise would have been, I don't think it will last any longer than it would have without the attacks. Alan Greenspan and the Federal Reserve have injected enormous amounts of liquidity into the monetary system and it looks as if Congress and the administration will add a fiscal stimulus to the equation. This should bring us out of the recession by late next spring -- probably by May.

     Finally, there's another important, intangible factor-- the spirit of the American people. We're the beneficiaries of a dynamic, open economy that combines the genius and hard work of the American people with the efforts of talented immigrants from all over the world who come here to live and work. We've seen this strong spirit at work in the wake of the attacks.

     My view is that we will come out of this recession stronger than ever and 2002 will be a great year for the economy and for the country.



                                                              Yours truly,



                                                              Jerome L. Dodson


                                                              PRESIDENT


                THE PARNASSUS FUND PORTFOLIO: SEPTEMBER 30, 2001*

         Number of Shares    Issuer                                              Market Value          Per Share
------------------------------------------------------------------------------------------------------------------------------------

               1,000,000     Adaptec, Inc.                                   $     7,860,000          $    7.86
                 225,000     Adobe Systems, Inc.                                   5,395,500              23.98
                 100,000     Autodesk, Inc.                                        3,206,000              32.06
                 125,000     Avocent Corporation                                   1,860,000              14.88
                 100,000     Baldor Electric Company                               1,985,000              19.85
                 550,000     Charles Schwab Corporation                            6,325,000              11.50
                 275,000     Ciena Corporation                                     2,829,750              10.29
                 475,000     Cisco Systems, Inc.                                   5,785,500              12.18
                 250,000     Corning, Inc.                                         2,205,000               8.82
                 300,000     EMC Corporation                                       3,525,000              11.75
                 340,000     Federal Home Loan Mortgage Corporation               22,100,000              65.00
                 290,000     Federal National Mortgage Association                23,217,400              80.06
                 150,000     Genentech, Inc.                                       6,600,000              44.00
                  10,000     Guidant Corporation                                     385,000              38.50
                  25,000     Illinois Tool Works, Inc.                             1,352,750              54.11
                 325,000     Intel Corporation                                     6,626,750              20.39
                 145,800     LSI Logic Corporation                                 1,713,150              11.75
                 450,000     Mentor Graphics Corp.                                 6,201,000              13.78
               1,500,000     PETsMART Inc.                                        10,560,000               7.04
               2,000,000     Redback Networks, Inc.                                2,900,000               1.45
                  50,000     SonicWALL, Inc.                                         594,000              11.88
                 175,000     The Gap, Inc.                                         2,091,250              11.95
                 300,000     Vitesse Semiconductor Corporation                     2,325,000               7.75
                             Total common stocks                                 127,643,050

         Principal Amount    Convertible Bonds
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              $9,000,000     Redback Networks, Inc.                                3,129,930              34.78
                             Total convertible bonds                               3,129,930

                             Total Portfolio                                    $130,772,980

                             Short-Term Investments and Other Assets             218,221,662

                             Total Net Assets                                    $348,994,642

                             The Net Asset Value as of September 30, 2001   $           37.19



* Portfolio is current at time of printing, but composition is subject to change.
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



                               The Parnassus Fund
                      One Market-Steuart Tower, Suite #1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com


      This report must be preceded or accompanied by a current prospectus.